Exhibit 10.1

SECOND AMENDMENT TO THE

DEVELOPMENT AGREEMENT

This Second Amendment (the “Amendment No. 2”) dated as of June 19, 2017 (the “Amendment Effective Date”) to the Development Agreement, is by and between Nuvectra Corporation (f/k/a QIG Group, LLC), located at 5830 Granite Parkway, Suite 1100, Plano, TX 75223 (“Nuvectra”), and Aleva Neurotherapeutics S.A., located at EPFL Innovation Park, Building D, 1015 Lausanne, Switzerland (“Aleva”).

WHEREAS, Nuvectra and Aleva previously have entered into a Development Agreement dated as of January 29, 2016, which was amended on March 30, 2017 (as amended, the “Development Agreement”);

WHEREAS, the Project Plan (as defined in the Development Agreement) which is attached to the Development Agreement as its Exhibit A and is a full part thereto contains, among other elements, a payment schedule;

WHEREAS, according to Section 1.9 of the Development Agreement, the Project Plan may be modified by the parties in writing;

WHEREAS, the parties, i.e., Aleva and Nuvectra, hereby agree to amend the Project Plan initially agreed in the Development Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE 1

Amendment to the Project Plan

1.1	The Project Plan attached to this Amendment No. 2 as its Exhibit A fully cancels and supersedes the Project Plan attached to the Development Agreement as its Exhibit A.

1.2

Aleva agrees that as of the Amendment Effective Date, Nuvectra has completed all work and deliverables due to Aleva that were required to be completed by the Amendment Effective Date. The parties further agree that Nuvectra has no obligation to complete any further work or deliverables under the Project Plan until it receives payment in accordance with the payment schedule set forth on Exhibit A, as amended and attached hereto.

ARTICLE 2

Other Provisions of the Development Agreement

2.1	For the sake of clarity, all provisions and exhibits of the Development Agreement other than the one replaced by the above Article 1.1 to this Amendment No. 2 (i.e., Exhibit A) remain unchanged.

[Remainder of page left intentionally blank.]

IN WITNESS WHEREOF, each of the parties has caused this Amendment No. 2 dated as of March 30, 2017 to the Development Agreement to be executed below in the manner appropriate to each.

Nuvectra Corporation By: /s/ Scott F Drees Name: Scott F. Drees Title: CEO Aleva Neurotherapeutics S.A. By: /s/ Andre Mercanzini Name: Andre Mercanzini Title: CTO

EXHIBIT A

PRODUCTS AND PROJECT PLAN

DEVICES OF THE ALEVA directSTIM NEUROSTIMULATION MEDICAL DEVICE

The Aleva directSTIM Deep Brain Stimulation System to be developed by Nuvectra is a rechargeable, 24-channel, deep brain stimulation system for the treatment of Movement Disorders (i.e. Parkinson’s Disease and/or Essential Tremor). The main devices of the Aleva directSTIM Deep Brain Stimulation System include the following:

●	Rechargeable, 24-channel implantable pulse generator (IPG or Stimulator) in one main configuration
o	2 ports x 12 independent channels (2 leads, each with 12-electrodes)
●	Extensions in 1x12 configuration and lengths
●	Clinician programmer (CP)
●	Programmer charger (PPC)

Work Package, Products and Deliverables:

●	Design Changes to Clinician and Patient Programmer Software
●	Changes to Extension Cable Design for a low-profile 12 contact extension
●	Material for Design Verification and Testing of DBS System (12 implantable IPGs, 12 EPGs, 100 12-contact extension cables, and other testing material as required)
●	Material for European Clinical Study in 2017 (IPG, 12 contact Extensions, Tunneling tool, Patient Programmer; for 60 patients)
●	Regulatory Guidance and Consulting for CE-Mark Submission and FDA IDE submission
●	Post-Market FDA regulatory preparation consulting

Fees:

Aleva will pay $6,000,000 for the services provided by Nuvectra under this Agreement in accordance with the Payment Schedule set forth below.

Payment Schedule:

1.	On the Effective Date - Payment of $500,000
2.	2/15/16 – Payment of $500,000
3.	6/30/16 – Payment of $1,500,000
4.	3/31/17 – Payment of $750,000
5.	6/21/2017 – Payment of $132,167
6.	6/30/2017 – Payment of $243,035
7.	9/30/17 – Payment of $2,374,798

Aleva agrees that in addition to the above payments, it will pay Nuvectra monthly for all work completed and billed by Nuvectra up to and through September 30, 2017.

Project Plan:

Nuvectra and Aleva will work together in good faith to promptly finalize the Project Plan in writing after the Effective Date.